Note 12 - Right-of-Use Assets, Finance Lease Liabilities, Investments in Leaseback Vessels and Net Investment in Sales-type Leases - Annual Lease Payments (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
2025	$ 24,280
Total	24,280
Less: Discount	(403)
Total finance lease liability	$ 23,877	$ 26,561